UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  March 29, 2024

RISKON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Pkwy., Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ROII	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 29, 2024, RiskOn International, Inc. (the “Company”) convened its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on February 20, 2024, the record date for the Annual Meeting, there were 33,591,900 votes entitled to be cast at the Annual Meeting in the aggregate, comprised of 32,634,808 shares of common stock, 293,725 shares of common stock underlying the Company's outstanding Series A Convertible Redeemable Preferred Stock and 663,367 shares of common stock underlying the Company's outstanding Series D Convertible Redeemable Preferred Stock. Shareholders were entitled to one vote for each share of common stock held by them. At the Annual Meeting, the shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 4, 2024. Shareholders approved all proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions, for each matter voted upon by the Company’s shareholders.

Proposal One: The election of the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders.

	For	Against	Abstain
Milton C. Ault, III	5,075,584	628,698	89,679
Henry Nisser	4,869,475	836,515	87,971
Robert O. Smith	5,216,305	489,909	87,747
Emily Pataki	5,166,186	539,528	88,247
Gary Metzger	5,178,223	524,577	91,161
Steve Smith	5,216,337	489,153	88,471

Proposal Two: The ratification of RBSM LLP, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

For	Against	Abstain
11,094,181	834,124	182,606

Proposal Three: The approval of, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain
4,794,058	898,621	101,282

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RISKON INTERNATIONAL, INC.

Dated: March 29, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel